UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Effective July 21, 2020, the Board of Directors of Visa Inc. (the "Company") amended and restated the Company's Bylaws to adopt an emergency bylaw provision (see Section 4.8) to ensure the continued ability of the board to operate in the event that there is an emergency (for example, COVID-19). The proposed provision provides that in the event of an emergency and a quorum of the board cannot readily convene for action, then (a) notice of a meeting may be called by any director or officer by such means as may be feasible at the time, (b) the director(s) in attendance at the meeting shall constitute a quorum, and (c) no officer, director or employee acting in accordance with the emergency bylaw provision shall be liable except for wilful misconduct.

The foregoing description of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Bylaws, as amended and restated, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On July 22, 2020, the Company issued a press release announcing that on July 20, 2020, its Board of Directors declared a quarterly cash dividend in the aggregate amount of $0.30 per share of class A common stock (determined in the case of class B and C common stock and series B and C convertible participating preferred stock on an as-converted basis), payable on September 1, 2020, to all holders of record as of August 14, 2020.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.3	Amended and Restated Bylaws of Visa Inc.
99.1	Press Release issued by Visa Inc., dated July 22, 2020

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: July 22, 2020	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Vice Chairman and Chief Financial Officer